INVESTOR PRESENTATION
DECEMBER 2008

© 2008 Schawk, Inc. All Rights Reserved
FORWARD LOOKING STATEMENTS
Certain statements in this presentation are forward-looking statements within the meaning of section 21E of the Securities Exchange Act of 1934, as amended and are subject to the safe harbor created thereby. These statements are made based upon current expectations and beliefs that are subject to risk and uncertainty. Actual results might differ materially from those contained in the forward-looking statements because of factors, such as, among other things, our ability to remedy known internal control deficiencies and weaknesses and the discovery of future control deficiencies or weaknesses, which may require substantial costs and resources to rectify; unanticipated difficulties associated with additional accounting issues, if any, which may cause our investors to lose confidence in our reported financial information and may have a negative impact on the trading price of our stock;
higher than expected costs, or unanticipated difficulties associated with, integrating acquired operations; higher than expected costs associated with compliance with legal and regulatory requirements; the strength of the United States economy in general and specifically market conditions for the consumer products industry; the level of demand for Schawk's services; loss of key management and operational personnel; our ability to implement our growth strategy, rebranding initiatives and expense reduction plans and to realize anticipated cost savings; the stability of state, federal and foreign tax laws; our continued ability to identify and exploit industry trends and exploit technological advances in the imaging industry; our ability to implement restructuring plans; the stability of political conditions in Asia and other foreign countries in which we have production capabilities; terrorist attacks and the U.S. response to such attacks; as well as other factors detailed in Schawk, Inc.’s filings with the Securities and Exchange Commission.

WHO WE ARE
❑ ONE OF THE WORLD’S LARGEST INDEPENDENT SUPPLIERS OF
      BRAND POINT MANAGEMENT SOLUTIONS
❑ FOUNDED IN 1953 - PUBLIC SINCE 1995 (NYSE:SGK)
❑ $544 MILLION IN REVENUE FOR 2007
❑ GLOBAL PRESENCE WITH OVER 3,400 EMPLOYEES IN 12
      COUNTRIES ACROSS 4 CONTINENTS
❑ 151 LOCATIONS, INCLUDING 99 ON-SITE CUSTOMER LOCATIONS
 (WE ARE THE ONLY COMPANY WITH A SIGNIFICANT PRESENCE
      IN ASIA)

❑ 22 OF THE FORTUNE 100 COMPANIES, AND 56 OF THE
      FORTUNE 500 ARE SCHAWK CLIENT-PARTNERS

WHO WE ARE
❑ SCHAWK IS A LEADING PROVIDER OF BRAND POINT
     MANAGEMENT, ENABLING COMPANIES OF ALL SIZES TO
     CONNECT THEIR BRANDS WITH CONSUMERS TO CREATE
     DEEPER BRAND AFFINITY
❑ WITH A GLOBAL FOOTPRINT OF 52 OFFICES, SCHAWK HELPS
      COMPANIES CREATE COMPELLING AND CONSISTENT BRAND
      EXPERIENCES BY PROVIDING INTEGRATED STRATEGIC,
      CREATIVE AND IMPLEMENTATION SERVICES ACROSS BRAND
      TOUCH POINTS

At Home, On the Go, At the Store, On the Shelf
EXPERIENTIAL
strategic planning, creative design
FUNCTIONAL
premedia, prepress, print management
WORKFLOW MANAGEMENT
Global Footprint

SCHAWK!

ENSURING COMPELLING AND CONSISTENT BRAND EXPERIENCES ACROSS SHOPPER ENVIRONMENTS
REQUIRES SYNTHESIZING AND COORDINATING EXPERTISE RELATING TO THE SHOPPER’S EXPERIENCE
AND TO THE FUNCTIONAL REQUIREMENTS OF PRODUCING CREATIVE ELEMENTS
SCHAWK’S VALUE PROPOSITION
BRAND POINT MANAGEMENT SOLUTIONS

New
Aero
Bubbles

Aero

New
Mmmmmelty!
Aero

SCHAWK!

© 2008 Schawk, Inc. All Rights Reserved
ON THE SHELF
IN THE STORE
ON THE GO
AT HOME
WHAT WE DO

Coca-Cola	THE HOME DEPOT	Bayer	DDB
Kellogg's	SAFEWAY Ingredients for life.	gsk GlaxoSmithKline	DRAFT FCB GROUP
P&G	Sears	Johnson & Johnson	OGILVY & MATHER
Unilever	WAL★MART	Wyeth	Saatchi & Saatchi

SCHAWK!

RETAIL
CPG
PHARMA
ADVERTISING
PRIMARY INDUSTRIES SERVED

Disney	LEAP FROG	REVLON
SONY	Microsoft	MAYBELLINE NEW YORK
HiT		VICTORIA'S SECRET
WB	hp	L'ORÉAL

SCHAWK!

ENTERTAINMENT
TECHNOLOGY
FASHION/COSMETICS
PRIMARY INDUSTRIES SERVED

OPERATING FACILITIES

NORTH AMERICA
EUROPE
ASIA PACIFIC
CLIENT ON-SITES
 (68)*   (25)   (6)
USA (28)
CANADA (4)
MEXICO (1)
UK (5)
BELGIUM (2)
SPAIN (1)
AUSTRALIA (3)
CHINA (3)
SINGAPORE (1)
JAPAN (2)
INDIA (1)
MALAYSIA (1)
OFFICES
*SOME COMPANIES HAVE MULTIPLE ON-SITE LOCATIONS
UNIQUE GLOBAL REACH

© 2008 Schawk, Inc. All Rights Reserved
2008 YTD TRENDS
❑ CLIENTS ARE DELAYING PROJECTS AND SPENDING IN LIGHT OF THEIR UNCERTAIN
BUDGETS AND BUSINESS OUTLOOKS
❑ FIRST 9-MONTH 2008 REVENUE IS DOWN 4.5% VERSUS THE SAME PERIOD LAST YEAR
 ▪ NEW PACKAGE DESIGNS AND PRODUCT INTRODUCTIONS ARE BEING DELAYED
❑ FIRST 9-MONTH 2008 EXPENSES HAVE BEEN ADVERSELY IMPACTED BY
         HIGHER COSTS ASSOCIATED WITH THE FOLLOWING:
 ▪ RESTRUCTURING EXPENSES
 ▪ IMPAIRMENT CHARGES ON LONG-LIVED ASSETS
 ▪ EXTERNAL AUDIT AND INTERNAL CONTROL ISSUES
 ▪ UNREALIZED FOREIGN CURRENCY LOSSES
 ▪ RE-BRANDING INITIATIVE
❑ COMPANY HAS INITIATED ACTIONS TO ALIGN COSTS WITH REVENUES AND WILL
CONTINUE TO REACT AS WARRANTED BY MARKET CONDITIONS
 ▪ 2008 COST SAVINGS EXPECTED TO APPROXIMATE $4-$5 MILLION, WHILE 2009
                  COST SAVINGS ARE ESTIMATED BETWEEN $13-$15 MILLION

(MILLIONS)	Q3	YTD
REMEDIATION, REBRANDING AND ACQUISITION RELATED	$ 2.2	$ 5.6
ASSET IMPAIRMENTS	3.5	5.6
RESTRUCTURING EXPENSE	1.9	5.1
UNREALIZED FX LOSS	1.9	0.8
TOTAL	$ 9.5	$ 17.1

(MILLIONS)	Q3	YTD
INCOME TAX EXPENSE		
UNCERTAIN TAX POSITIONS	$ 4.9	$ 5.3

SCHAWK!

FY 2008 ITEMS TO HIGHLIGHT
(unaudited)

EBITDA & FREE CASH FLOW CALCULATIONS
THIRD QUARTER 2008 - 9/30/08
(unaudited - in millions)

EBITDA	3RD QTR.	YTD	ROLLING 12 MONTHS	FISCAL 2007
NET INCOME	$ (6.7)	$ (1.6)	$ 6.2	$ 30.6
ADD:				
INTEREST EXPENSE	1.6	5.1	7.3	9.2
TAX PROVISION	5.3	8.9	15.1	20.7
DEPRECIATION & AMORTIZATION	5.1	16.1	23.0	21.4
ASSET IMPAIRMENTS	4.1	6.3	7.5	1.2
RESTRUCTURING CHARGES	1.9	5.1	5.1	0.0
(GAIN)LOSS FROM ASSET SALES	(0.3)	(0.2)	(0.0)	(0.9)
(GAIN)LOSS FROM FOREIGN EXCHANGE	1.9	1.4	1.2	(0.2)
ADJUSTED EBITDA	$ 13.0	$ 41.0	$ 65.2	$ 82.0

NOTE:
WE DEFINE EBITDA, A NON-GAAP FINANCIAL MEASURE, AS EARNINGS BEFORE INTEREST, INCOME TAXES AND DEPRECIATION AND AMORTIZATION. "ADJUSTED EBITDA" EXCLUDES RESTRUCTURING CHARGES AND RESTRUCTURING-RELATED ITEMS, GOODWILL AND ASSET IMPAIRMENT CHARGES, AND GAIN AND LOSSES FROM ASSET SALES AND FOREIGN EXCHANGE. EBITDA AND ADJUSTED EBITDA PROVIDE MANAGEMENT WITH A CONSISTENT MEASUREMENT TOOL FOR EVALUATING THE OPERATING ACTIVITIES OF OUR BUSINESS FROM YEAR TO YEAR. MANAGEMENT USES THE ADJUSTED MEASURES TO DETERMINE THE RETURNS GENERATED BY OPERATING ACTIVITIES AND TO EVALUATE CASH FLOW CHARACTERISTICS OF THE COMPANY'S INCOME STATEMENTS. EBITDA AND ADJUSTED EBITDA DO NOT REPRESENT CASH FLOWS FROM OPERATIONS AS DEFINED BY GAAP AND SHOULD NOT BE CONSIDERED AS AN ALTERNATIVE TO NET INCOME OR CASH FLOW FROM OPERATIONS AS AN INDICATOR OF OUR OPERATING PERFORMANCE. THESE MEASURES MAY BE INCONSISTENT WITH SIMILAR MEASURES PRESENTED BY OTHER COMPANIES.

SCHAWK!

SUPPLEMENTAL INFORMATION

EBITDA & FREE CASH FLOW CALCULATIONS
THIRD QUARTER 2008 - 9/30/08
(unaudited - in millions)

FREE CASH FLOW	3RD QTR.	YTD	ROLLING 12 MONTHS	FISCAL 2007
CASH FLOW FROM OPERATIONS	$ 12.8	$ 24.3	$ 56.2	$ 70.4
LESS:				
NET CAPITAL EXPENDITURES	3.7	9.1	16.4	15.5
FREE CASH FLOW	$ 9.0	$ 15.2	$ 39.8	$ 54.9

SCHAWK!

NOTE:
“FREE CASH FLOW” IS A NON-GAAP FINANCIAL MEASURE AND REPRESENTS CASH FLOWS FROM OPERATIONS LESS
AMOUNTS FOR CAPITAL EXPENDITURES. WE BELIEVE THAT FREE CASH FLOW PROVIDES USEFUL INFORMATION TO
INVESTORS AND OUR MANAGEMENT CONCERNING THE COMPANY’S ABILITY TO, AMONG OTHER THINGS, REPAY
DEBT, PAY DIVIDENDS AND REPURCHASE SHARES. FREE CASH FLOW SHOULD NOT BE CONSTRUED AS AN AMOUNT
THAT ACCRUES DIRECTLY TO OUR STOCKHOLDERS BENEFIT. THIS MEASURE SHOULD NOT BE VIEWED AS AN
ALTERNATIVE TO GAAP AND MAY BE INCONSISTENT WITH SIMILAR MEASURES PRESENTED BY OTHER COMPANIES.
SUPPLEMENTAL INFORMATION

SERVING A $30 BILLION
GLOBAL MARKET
SCHAWK'S
FOCUS
PUBLISHING &
OTHER

$15.0
PACKAGING
$6.0
ADVERTISING
$9.0
Source: Company Estimate
LEADER IN FRAGMENTED MARKET
MARKET DYNAMICS:
▪ MAJORITY OF MARKET PARTICIPANTS
    ARE SINGLE LOCATION, NICHE FIRMS
    WITH REVENUES OF LESS THAN $20M
▪ INCREASING FOCUS ON POS MARKETING
 STRATEGIES
▪ IMAGE CHANGES AND AD SPENDING
 DRIVE GROWTH
▪ INCREASINGLY TECHNOLOGY INTENSIVE
▪ CLIENTS REDUCING MARKETING STAFF
    AND OUTSOURCING FUNCTION
▪ CLIENTS INCREASINGLY SEEKING
    GLOBAL SOLUTIONS

© 2008 Schawk, Inc. All Rights Reserved
2009 FOCUS
❑ CONTINUE OUR STRATEGY OF ACQUIRING, INTEGRATING AND
 OPERATING COMPANIES
❑  STRONG, MOTIVATED MANAGEMENT FOCUSED ON CAPITALIZING ON
 OPPORTUNITIES WITH NEW AND EXISTING CLIENTS
❑ CONFIDENCE IN THE ABILITY TO ACHIEVE REAL COST & OPERATING
         SYNERGIES
❑ STRONGER INFRASTRUCTURE SHOULD HELP DRIVE TOP AND BOTTOM
         LINE GROWTH
❑ FOCUS ON BEST-PRACTICE SOLUTIONS DELIVER AGAINST CLIENT NEEDS
❑ FOCUS ON REMEDIATION OF INTERNAL CONTROL WEAKNESSES

INVESTMENT OPPORTUNITY
❑ INTERNAL GROWTH ENGINE IS DELIVERING RESULTS
❑ EXPANDING GLOBAL COVERAGE
❑ DOMINANT INDUSTRY SHARE IN PACKAGING, ADVERTISING AND PROMOTION
❑ INFRASTRUCTURE THAT MEETS BOTH GLOBAL AND REGIONAL CLIENT NEEDS
❑ CREATING SUPERIOR SOLUTIONS AND HIGH ROI FOR CLIENTS
❑ SHAREHOLDER VALUE FOCUS
 ▪ ANNUAL DIVIDEND OF 0.13; 125 CONSECUTIVE DIVIDENDS PAID BY SCHAWK AND
 PREDECESSOR COMPANY
 ▪    2 MILLION SHARE REPURCHASE PLAN IN PLACE; REPURCHASED 636,300
               SHARES AS OF SEPTEMBER 30, 2008
 ▪   OVER 47% OF SCHAWK SHARES ARE HELD BY EXECUTIVE OFFICERS
               AND DIRECTORS

© 2008 Schawk, Inc. All Rights Reserved
LONG TERM PERFORMANCE

AN INVESTMENT IN SCHAWK STOCK ON DECEMBER 31, 2002
AT $9.91 PER SHARE WOULD HAVE RESULTED IN A 10.3%
COMPOUNDED AVERAGE ANNUAL RETURN (INCLUDING
DIVIDENDS) AS OF DECEMBER 31, 2007
NOTE: HISTORICAL PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE

LEADER IN
FRAGMENTED
MARKET
UNIQUE
CLIENT
RELATIONSHIPS
COMPRE-
HENSIVE
SERVICE
OFFERING
PLATFORM
POSITIONED
FOR GROWTH
STRONG
CASH
FLOW
GENERATOR
UNMATCHED
GLOBAL
CAPABILITIES
HIGHLIGHTS